                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          The Indonesia Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 22, 1997
                               -----------------

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of the funds listed above (each a "Fund" and collectively, the "Funds") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, April 22, 1997, commencing at the following times:

The Indonesia Fund, Inc. ("IF")..................................  10:00 a.m.
The Chile Fund, Inc. ("CH")......................................  10:30 a.m.
The Latin America Equity Fund, Inc. ("LAQ")......................  11:00 a.m.
The Latin America Investment Fund, Inc. ("LAM")..................  11:30 a.m.
The Portugal Fund, Inc. ("PGF")..................................  12:00 p.m.

    The meetings are being held to consider and vote on the following matters for each Fund as indicated in the table below and described under the corresponding numbers in the accompanying joint proxy statement (the "Joint
Proxy Statement") and such other matters as may properly come before the meetings or any adjournments thereof:

                     PROPOSALS                    CH     IF     LAQ     LAM     PGF
      ----------------------------------------   -----   ---   -----   -----   -----
  1.  Election of Directors.                        X     X       X       X       X
  2.  Ratification of Coopers & Lybrand L.L.P.
       as independent public accountants.           X     X       X       X       X
  3.  Approval or Disapproval of a
       Sub-Advisory Agreement with Credit
       Suisse Asset Management Limited.                   X
  4.  Approval or Disapproval of an amendment
       to the Fund's investment restrictions
       to permit the Fund to issue "senior
       securities" to the extent permitted by
       the Investment Company Act of 1940, as
       amended.                                     X             X       X
  5.  Approval or Disapproval of an amendment
       to the Fund's Articles of Incorporation
       relating to the size of the Board of
       Directors and the removal of Directors.      X             X       X

    The close of business on February 24, 1997 has been fixed as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the meetings.

    This notice and related proxy material are first being mailed on or about March 14, 1997.

                                          By order of each Board of Directors,

                                                 /s/ Michael A. Pignataro
                                                   MICHAEL A. PIGNATARO
                                                  SECRETARY OF EACH FUND

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND WISH YOUR STOCK TO BE VOTED, PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: March 14, 1997
New York, New York

                              THE CHILE FUND, INC.
                            THE INDONESIA FUND, INC.
                      THE LATIN AMERICA EQUITY FUND, INC.
                    THE LATIN AMERICA INVESTMENT FUND, INC.
                            THE PORTUGAL FUND, INC.
                 (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                         JOINT PROXY STATEMENT FOR THE
                        ANNUAL MEETINGS OF SHAREHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 22, 1997
                               -----------------

    This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards of Directors (each a "Board" and collectively, the "Boards") of the Funds for use at the Annual Meetings of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Tuesday, April 22, 1997 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and a proxy card or cards (the "Proxy") accompany this Joint Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Funds, BEA
Associates, the investment adviser to the Funds ("BEA"), Bear Stearns Funds Management Inc., U.S. administrator to the Funds (the "U.S. Administrator"), or MacKenzie Partners, Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by each of the Funds and which will receive a fee of approximately $5,000 per Fund and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Joint Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Funds. This Joint Proxy Statement is expected to be mailed to shareholders on or about March 14, 1997.

    The principal executive office of BEA is One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The U.S. Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167. Salomon Brothers Asset Management Inc. ("SBAM"), located at 7 World Trade Center, New York, New York 10048, serves as investment adviser to LAM with
respect  to  investments  in  external   debt  obligations  of  Latin   American
governments or governmental entities. Celfin Servicios Financieros Limitada ("Celfin"), located at Apoquindo 3721, Piso 19, Santiago, Chile, serves as Chilean investment sub-adviser and Chilean sub-administrator to CH, LAQ and LAM.

    The Funds' Annual Reports containing audited financial statements for the fiscal year ended December 31, 1996 have previously been furnished to the shareholders of the respective Funds. The reports are not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meetings, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director and FOR the other Proposals stated in the accompanying Notice of Annual Meetings. Any shareholder giving a Proxy has the right to attend a Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by a Fund prior to the time it is voted.

    In the event that a quorum is present at a Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote at a Meeting. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    Proposals 3 and 4 require for approval the affirmative vote of a majority of the applicable Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). A "majority of the Fund's outstanding shares" means the lesser of (a) 67% or more of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. Proposal 5 requires for approval the affirmative vote of at least 66-2/3% (with respect to CH), a majority (with respect to LAQ) and at least 75% (with respect to LAM) of the votes entitled to be cast. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining the requisite approval under Proposals 3, 4 and 5.

    Each Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, February 24, 1997, the following number of Shares of each Fund were issued and outstanding:

CH.......................................  14,060,458  Shares
IF.......................................   4,608,989  Shares
LAQ......................................   8,598,377  Shares
LAM......................................   7,867,385  Shares
PGF......................................   5,319,276  Shares

    This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own Shares of more than one Fund, to avoid burdening shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at such Fund's Meeting and fractional Shares are entitled to proportionate shares of one vote. To the extent information relating to common ownership is available to the Funds, a shareholder that owns of record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxies for the Funds in which such shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns Shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a Proxy for each Fund in which such shareholder is a beneficial owner. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Therefore, it is essential that shareholders complete, date, sign and return EACH enclosed Proxy.

    In order that your Shares may be represented, you are requested to:
    -- indicate your instructions on the Proxy or Proxies;
    -- date and sign the Proxy or Proxies;
    -- mail the Proxy or Proxies promptly in the enclosed envelope;
    -- allow sufficient time for the Proxy or Proxies to be received before the commencement of the applicable Meetings on April 22, 1997.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meetings will be the election of directors of the Funds. Unless otherwise described below, each nominee is a current director whose term expires on the date of the Meetings and, if elected, will serve until the 2000 Annual Meetings of the Funds and hold office for a term of three years and until his successor is elected and qualified. Each Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    Effective February 11 , 1997, Mr. William W. Priest, Jr. was elected by the Board of Directors of each of CH, LAQ, LAM and PGF to fill the vacancy resulting from Mr. Daniel Sigg's resignation from such Boards, and Mr. Richard W. Watt was elected by the Board of Directors of each of CH, LAM and PGF to fill the vacancy resulting from Mr. Emilio Bassini's resignation from such Boards. The election of Messrs. Priest and Watt is now being submitted to the shareholders of the respective Funds for their approval.

    The following identifies the nominees for election to the Boards of the Funds. Information with respect to such nominees is set forth further below.

CH:        Dr. Enrique R. Arzac (three-year      LAM:       Dr. Enrique R. Arzac (three-year
           term)                                            term)
           William W. Priest, Jr. (one-year                 George W. Landau (three-year term)
           term)                                            William W. Priest, Jr. (one-year
           Richard W. Watt (two-year term)                  term)
                                                            Richard W. Watt (three-year term)

IF:        C. Oscar Morong, Jr. (three-year      PGF:       Dr. Enrique R. Arzac (three-year
           term) William W. Priest, Jr.                     term)
           (three-year term)                                Jonathan W. Lubell (three-year term)
                                                            William W. Priest, Jr. (one-year
                                                            term)
                                                            Richard W. Watt (two-year term)

LAQ:       Dr. Enrique R. Arzac (three-year
           term)
           George W. Landau (three-year term)
           Richard W. Watt (three-year term)
           William W. Priest, Jr. (two-year
           term)

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Joint Proxy Statement. Each nominee or director who is deemed an "interested person" of a Fund, as defined in the 1940 Act, is indicated by an asterisk in the following table. Messrs. Priest and Watt are interested persons of the Funds by virtue of their positions as directors and/or officers of BEA. Mr. Hyland is an interested person of LAM by virtue of his position as President of SBAM and managing director of Salomon Brothers Inc. SBAM is a wholly owned subsidiary of Salomon Brothers Inc.

    The following table sets forth certain information regarding the nominees for election to the Boards of the Funds, the directors of the Funds and the officers and directors of the Funds as a group. Each of the nominees, the directors and the officers of the Funds has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of each Fund as a group owns less than one percent of the outstanding Shares of such Fund.

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 24,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1997       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------

Dr. Enrique R. Arzac (55) .       CH:    200   Professor of Finance and     CH: since 1996;      Director of six other
  Columbia University             LAQ:   200   Economics and Director of    current term ends    BEA-advised investment
  Graduate School of               LAM:  200   the Financial Management     at the 1997 annual   companies; Director of
  Business                        PGF:   200   Program, Graduate School of  meeting.             The Adam Express
  New York, NY 10027                           Business, Columbia           LAQ: since 1996;     Company; Director of
                                               University (1971-present).   current term ends    Petroleum and Resources
                                                                            at the 1997 annual   Corporation.
                                                                            meeting.
                                                                            LAM: since 1996;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting.
                                                                            PGF: since 1996;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting.

James J. Cattano (53) .......     CH:    256   President, Primary Re-       CH: since 1989;      Director of three other
  78 Manor Road                   LAQ:   533   source Inc. (an interna-     current term ends    BEA-advised investment
  Ridgefield, CT 06877             LAM:   --   tional trading company       at the 1999 annual   companies.
                                  PGF:    --   specializing in the sale of  meeting
                                               agricultural commodities in  LAQ: since 1991;
                                               Latin American markets)      current term ends
                                               (10/96-present); President,  at the 1998 annual
                                               Atlantic Fertilizer &        meeting
                                               Chemical Company (an         LAM: since 1990;
                                               international trading        current term ends
                                               company specializing in the  at the 1999 annual
                                               sale of agricultural         meeting PGF: since
                                               commodities in Latin         1989; current term
                                               American mar-                ends at the 1999
                                               kets)(10/91-10/96).          annual meeting

Richard H. Francis (64) .....   IF:    1,000   Currently retired; Execu-    IF: since 1990;      Director of two other
  c/o BEA Associates                           tive Vice President and      current term ends    BEA-advised investment
  153 East 53rd Street                         Chief Financial Officer of   at the 1998 annual   companies.
  New York, NY 10022                           Pan Am Corporation and Pan   meeting
                                               American World Airways,
                                               Inc. (1988-1991).

Peter A. Gordon (54) ........     LAQ:    --   General Partner of Ethos     LAQ: since 1994;     Director of four other
  284 Coopers Neck Lane            LAM:   --   Capital Management           current term ends    BEA-advised investment
  P.O. Box 1327                                (6/92-12/95); Managing       at the 1999 annual   companies; Director of
  Southampton, NY 11968                        Director at Salomon          meeting              TCS Fund, Inc.; Director
                                               Brothers Inc (1981-6/92).    LAM: since 1994;     of the Mills
                                                                            current term ends    Corporation.
                                                                            at the 1998 annual
                                                                            meeting

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 24,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1997       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------
Michael Hyland* (51) ........      LAM:   --   President and Director of    LAM: since 1992;     Director of 13 other
  7 World Trade Center                         SBAM and Managing Di-        current term ends    SBAM-advised investment
  New York, NY 10048                           rector, Salomon Brothers     at the 1999 annual   companies.
                                               Inc (1989-present).          meeting
Peter J. Kaplan (54) ........   IF:    1,000   President of National Me-    IF: since 1990;                 --
  1790 Broadway                                dia Group, Inc. (sports      current term ends
  New York, NY 10019                           marketing and management     at the 1999 annual
                                               company)(1981-present).      meeting
George W. Landau (77) .......     CH:  1,568   Senior Advisor for Latin     CH: since 1989;      Director of four other
  Two Grove Isle Drive            LAQ: 2,333   America Coca-Cola Inter-     current term ends    BEA-advised investment
  Coconut Grove, FL 33133          LAM:  444   national (1988-present);     at the 1998 annual   companies;
                                               President of the Americas    meeting              Director of Emigrant
                                               Society and Council of the   LAQ: since 1991;     Savings Bank; Director
                                               Americas (7/85-10/93);       current term ends    of GAM Funds, Inc.
                                               United States Ambassador to  at the 1997 annual
                                               Venezuela (1982-1985);       meeting
                                               United States Ambassador to  LAM: since 1990;
                                               Chile (1977-1982) and        current term ends
                                               United States Ambassador to  at the 1997 annual
                                               Paraguay (1972-1977).        meeting
Jonathan W. Lubell (67) .....     PGF:    --   Partner, Morrison Cohen      PGF: since 1989;     Director of one other
  750 Lexington Avenue                         Singer & Weinstein (a law    current term ends    BEA-advised investment
  New York, NY 10022                           firm) (2/89-present).        at the 1997 annual   company.
                                                                            meeting
C. Oscar Morong, Jr. (61) ...    IF:      --   Managing Director, Morong    IF: since 1990;      Chairman of the Board of
  c/o BEA Associates                           Capital Management           current term ends    the Landmark Family of
  153 East 53rd Street                         (1/93-present); Senior Vice  at the 1997 annual   Funds and Director of
  New York, NY 10022                           President--Investments of    meeting              MAS Funds.
                                               TIAA-CREF (retired 1/93).
William W. Priest, Jr.*           CH:     --   Chairman-Management          CH: since 1997;      Director of six other
  (55) . .                       IF:      --   Committee, Chief Executive   current term ends    BEA-advised investment
  153 East 53rd Street            LAQ:    --   Officer and Executive        at the 1997 annual   companies.
  New York, NY 10022               LAM:   --   Director of BEA              meeting
                                  PGF:    --   (12/90-present).             IF: since 1990;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting
                                                                            LAQ: since 1997;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting
                                                                            LAM: since 1997;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting
                                                                            PGF: since 1997;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting

                                   SHARES                                    LENGTH OF SERVICE
                                BENEFICIALLY        CURRENT PRINCIPAL         AS DIRECTOR AND      MEMBERSHIP ON BOARDS
                                  OWNED ON             OCCUPATION           TERM OF MEMBERSHIP     OF OTHER REGISTERED
                                FEBRUARY 24,    AND PRINCIPAL EMPLOYMENT       ON BOARDS OF      INVESTMENT COMPANIES AND
         NAME (AGE)                 1997       DURING THE PAST FIVE YEARS        THE FUNDS       PUBLICLY HELD COMPANIES
-----------------------------  --------------  ---------------------------  -------------------  ------------------------
Martin M. Torino (47) .......     LAQ:    --   Chairman of the Board of     LAQ: since 1991;     Director of three other
  Reconquista 365, 9th Fl          LAM:   --   Ingenio y Refineria San      current term ends    BEA-advised investment
  Capital Federal 1003            PGF:    --   Martin Del Tabacal S.A.      at the 1999 annual   companies.
  Buenos Aires, Argentina                      (8/96-present); Executive    meeting
                                               Director of TAU S.A. (a      LAM: since 1990;
                                               commodities trading firm)    current term ends
                                               (11/90-present); President   at the 1998 annual
                                               of DYAT S.A.                 meeting
                                               (10/93-present).             PGF: since 1989;
                                                                            current term ends
                                                                            at the 1998 annual
                                                                            meeting
Richard W. Watt* (38) .......     CH:     --   Managing Director of BEA     CH: since 1997;      Director  of  four other
  153 East 53rd Street            LAQ:    --   (7/96-present); Senior Vice  current term ends    BEA-advised   investment
  New York, NY 10022               LAM:   --   President of BEA (8/95-pre-  at the 1997 annual   companies.
                                  PGF:    --   sent); Head of Emerging      meeting
                                               Markets Investments and      LAQ: since 1995;
                                               Research at Gartmore In-     current term ends
                                               vestment Limited             at the 1997 annual
                                               (11/92-6/95); Director of    meeting
                                               Kleinwort Benson Interna-    LAM: since 1997;
                                               tional Investment            current term ends
                                               (5/87-10/92).                at the 1997 annual
                                                                            meeting
                                                                            PGF: since 1997;
                                                                            current term ends
                                                                            at the 1997 annual
                                                                            meeting
All directors and officers
  as a group
  CH (9):.................         2,024
  IF (9):.................         2,000
  LAQ (11):...............         3,066
  LAM (12):...............           997
  PGF (10):...............           200

    During the fiscal year ended December 31, 1996, each director who is not a director, officer, partner, co-partner or employee of BEA, SBAM, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid by CH, IF, LAQ, LAM and PGF during the fiscal year 1996 to all such unaffiliated directors was $26,375, $21,000, $35,375, $37,375 and $28,875, respectively.
During the fiscal year 1996, the Board of CH, IF, LAQ, LAM and PGF convened 5, 4, 7, 8, and 5 times, respectively. Each director except Messrs. Gordon (LAM,
LAQ) and Hyland (LAM) attended at least seventy-five percent of the aggregate number of meetings of the Boards and any committees on which he served.

    The Funds' Audit Committees are composed of directors who are not interested persons of the Funds. Messrs. Arzac, Cattano and Landau are the members of the Audit Committee of CH; Messrs. Francis, Kaplan and Morong are the members of the Audit Committee of IF; Messrs. Arzac, Cattano, Gordon, Landau and Torino are the members of the Audit Committee of LAQ and LAM and Messrs. Arzac, Cattano, Lubell and Torino are the members of the Audit Committee of PGF. The Audit Committee of each of CH, IF, LAQ, LAM and PGF convened twice during the fiscal year 1996. The Audit Committee of a Fund advises the full Board with respect to accounting, auditing and financial matters affecting that Fund. Each Board performs the functions of a nominating committee. The Board of Directors of each Fund will consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. None of the Funds has a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 requires a Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of a Fund's Shares to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, each Fund believes that for the fiscal year ended December 31, 1996, all filings applicable to such persons were complied with, except that an Initial Statement of Beneficial Ownership on Form 3 was filed late by Wendy Setnicka (officer of the Funds).

    The following table shows certain information about officers of the Funds other than Messrs. Priest and Watt, who are described above. Mr. Priest is the Chairman of the Board of each of the Funds and President of IF and was elected to such positions in February 1997. Mr. Watt is President and Chief Investment Officer of CH, LAQ, LAM and PGF. He has been an officer of CH, LAQ and LAM since August 15, 1995 and an officer of PGF since February 11, 1997. Mr. Stamler has been a Senior Vice President of the Funds since 1993. Mr. Pignataro has served as Chief Financial Officer for CH and PGF since 1991 and Secretary for CH and PGF since 1989. He was elected Secretary of IF on February 5, 1997 (after having held a previous position with IF since 1990) and has held his respective positions with the remaining Funds since their commencement of operations. Ms. Manney has been Vice President and Treasurer of the Funds since 1992. Mr. Swift was elected to his office on August 2, 1995. Wendy Setnicka was appointed to her position as Assistant Treasurer of CH, LAQ, LAM and PGF on May 14, 1996 and of IF on May 8, 1996.

    Each officer will hold office until a successor has been elected. All officers of the Funds except Mr. Swift are employees of and are compensated by BEA. Mr. Swift is an employee of and is compensated by Credit Suisse Asset Management Limited ("CSAM"). The Funds have no bonus, profit sharing, pension or retirement plans.

                                         SHARES
                                      BENEFICIALLY                              CURRENT PRINCIPAL
                                        OWNED ON                                    OCCUPATION
                                      FEBRUARY 24,                           AND PRINCIPAL EMPLOYMENT
         NAME                AGE          1997        POSITION WITH FUNDS   DURING THE PAST FIVE YEARS
-----------------------      ---      -------------  ---------------------  --------------------------
Stephen Swift .........          51      IF:    --   Chief Investment       Managing Director of CSAM
  Beaufort House                                       Officer of IF        (2/97-present); Managing
  15 St. Botolph Street                                                     Director of BEA
  London EC3A 7JJ,                                                          (6/95-2/97); Head of
  England                                                                   Global Equities at CSAM
                                                                            (10/91-5/95); Portfolio
                                                                            manager of CS Tiger Fund
                                                                            (10/91-present); Managing
                                                                            Director of Southeast
                                                                            Asian Equities at Wardley
                                                                            Investment Services (a
                                                                            subsidiary of Hong Kong
                                                                            and Shanghai Bank)
                                                                            (1/89-9/91).
Paul P. Stamler .......          36       CH:   --   Senior Vice President  Vice President of BEA
  153 East 53rd Street                   IF:    --     of CH, IF, LAQ, LAM  (6/93-present); self-
  New York, NY 10022                      LAQ:  --     and PGF              employed as a certified
                                           LAM: --                          public accountant
                                          PGF:  --                          (4/92-5/93); Vice
                                                                            President of Bear, Stearns
                                                                            & Co. Inc. (6/88-3/92).
Michael A.                       37       CH:   --   Chief Financial        Vice President of BEA
  Pignataro ...........                  IF:    --   Officer and Secretary  (12/95-present); Assistant
  153 East 53rd Street                    LAQ:  --     of CH, IF, LAQ, LAM  Vice President and Chief
  New York, NY 10022                      LAM: 353     and PGF              Administrative Officer for
                                          PGF:  --                          Investment Companies of
                                                                            BEA (9/89-12/95).
Rachel D. Manney ......          29       CH:   --   Vice President and     Assistant Vice President
  153 East 53rd Street                   IF:    --     Treasurer of CH,     and Administrative Officer
  New York, NY 10022                      LAQ:  --     IF, LAQ, LAM and     for Investment Companies
                                           LAM: --     PGF                  of BEA (4/92-present);
                                          PGF:  --                          Senior Associate at
                                                                            Coopers & Lybrand L.L.P.
                                                                            (certified public
                                                                            accountant) (1989-1992).
Wendy S. Setnicka .....          32       CH:   --   Assistant Treasurer    Assistant Vice President
  153 East 53rd Street                   IF:    --   of CH, IF, LAQ, LAM    of BEA (1/97-present);
  New York, NY 10022                      LAQ:  --     and PGF              Administrative Officer for
                                           LAM: --                          Investment Companies of
                                          PGF:  --                          BEA (11/93-present);
                                                                            Supervisor of Fund
                                                                            Accounting and
                                                                            Administration at Reich &
                                                                            Tang LP (6/89-11/93).

    The following table shows certain compensation information for the directors of the Funds for the fiscal year ended December 31, 1996. None of the Funds' executive officers and directors who are also officers or directors of BEA or SBAM received any compensation from the Funds for such period.

                                                       PENSION OR
                                                       RETIREMENT                          TOTAL
                                                        BENEFITS       ESTIMATED     COMPENSATION FROM    TOTAL NUMBER OF
                                                       ACCRUED AS       ANNUAL            FUND AND           BOARDS OF
                                       AGGREGATE         PART OF       BENEFITS         FUND COMPLEX        BEA-ADVISED
                                     COMPENSATION         FUND           UPON             PAID TO           INVESTMENT
        NAME OF DIRECTOR               FROM FUND        EXPENSES      RETIREMENT         DIRECTORS       COMPANIES SERVED
--------------------------------  -------------------  -----------  ---------------  ------------------  -----------------

Dr. Enrique R. Arzac+ ..........           CH: $6,375           0              0             $55,000                10
                                          LAQ: $6,875
                                          LAM: $7,375
                                          PGF: $6,375

James J. Cattano ...............           CH: $7,500           0              0         $   53,500                  7
                                          LAQ: $7,500
                                          LAM: $8,000
                                          PGF: $7,500

Richard H. Francis .............           IF: $7,000           0              0         $    8,919                  3

Peter A. Gordon ................          LAQ: $5,000           0              0         $   30,000                  6
                                          LAM: $5,000

Jose Ibanez++ ..................           CH: $5,000           0              0         $    5,000                  1

Peter J. Kaplan ................           IF: $7,000           0              0         $    7,000                  1

George W. Landau ...............           CH: $7,500           0              0         $   56,500                  7
                                          LAQ: $8,000
                                          LAM: $8,500

Jonathan W. Lubell .............          PGF: $7,500           0              0         $   16,000                  2

C. Oscar Morong, Jr. ...........           IF: $7,000           0              0         $    7,000                  1

Martin M. Torino ...............          LAQ: $8,000           0              0         $   47,500                  6
                                          LAM: $8,500
                                          PGF: $7,500

--------------

+ Dr. Arzac became a director of each of CH, LAQ, LAM and PGF in February 1996 and therefore earned a prorated annual fee for his services for the 1996 fiscal year.

++  Mr. Ibanez resigned as a director of CH on January 30, 1997.

VOTE REQUIRED

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meetings will be the ratification or rejection of the selection by the Boards of Coopers & Lybrand L.L.P. as independent public accountants of the Funds for the present fiscal year ending December 31, 1997. At a meeting held on February 11, 1997, the Boards of CH, LAQ, LAM and PGF, including those directors who are not "interested persons" of the Funds, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1997. At a meeting held on February 5, 1997, the Board of IF, including those directors who are not "interested persons" of IF, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1997. Coopers & Lybrand L.L.P. has been independent public accountants for each of the Funds since commencement of operations of the respective Funds, and has informed each Fund that it has no material direct or indirect financial interest in that Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meetings and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARDS OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

VOTE REQUIRED

    Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposal.

                   PROPOSAL 3: (FOR SHAREHOLDERS OF IF ONLY)
           APPROVAL OR DISAPPROVAL OF THE CSAM SUB-ADVISORY AGREEMENT

    The third proposal to be submitted at the Meeting will be the approval or disapproval of an Investment Sub-Advisory Agreement among IF, BEA and CSAM (the "CSAM Sub-Advisory Agreement"). A copy of the proposed CSAM Sub-Advisory Agreement is attached as Exhibit A to this Proxy Statement.

APPROVAL OF THE CSAM SUB-ADVISORY AGREEMENT

    The CSAM Sub-Advisory Agreement was approved by the Board of Directors of IF on February 5, 1997. At that meeting, all of the directors present, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party to the CSAM Sub-Advisory Agreement, approved the CSAM Sub-Advisory Agreement and directed that the agreement be submitted to the shareholders of IF at the Meeting for their approval or disapproval.

    In recommending the approval of the CSAM Sub-Advisory Agreement, the Board of IF has considered, among other things, the qualifications of CSAM and the range of services to be provided by CSAM. The Board also considered the fact that Mr. Swift, Chief Investment Officer of IF, is now an employee of CSAM and the retention of CSAM is necessary to secure the continuing services of Mr. Swift.

INFORMATION ABOUT CSAM

    CSAM is a corporation organized under the laws of England in 1982 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The principal executive office of CSAM is Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England. CSAM is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM has been in the money management business for over 13 years and currently manages approximately $30 billion in assets.

    CSAM is a wholly owned subsidiary of Credit Suisse Asset Management (UK) Holding Limited ("CSAM Holding"). CSAM Holding is a wholly owned subsidiary of Credit Suisse, the largest global financial services group based in Switzerland, which in turn is a subsidiary of CS Holding, a Swiss Corporation. Both Credit Suisse and CS Holding are located at Paradeplatz 8, 8001 Zurich, Switzerland.

    CSAM is governed by a Board of Directors. Subject to the overall authority of the Board of Directors, the day-to-day affairs of CSAM are managed by an Executive Committee. The names and principal occupations of the directors and principal executive officers of CSAM are set forth below. Each of these persons may be contacted c/o CSAM, Beaufort House, 15 St. Botolph Street, London EC3A 7JJ, England.

           NAME                     CURRENT POSITION WITH CSAM             OTHER CURRENT PRINCIPAL OCCUPATIONS
---------------------------  -----------------------------------------  -----------------------------------------
Heinz Hofmann..............  Director; Managing Director and Chief
                              Executive of Credis International Fund
                              Holding and Head of Mutual Fund Business
Robert W. Jenkins..........  Director; Chief Operating Officer          Executive Director of BEA
The Rt. Hon. Lord Moore of
 Lower Marsh, P.C..........  Chairman; Director                         Chairman of CSAM Holding and Credit
                                                                         Suisse (UK) Limited; Chairman of Credit
                                                                         Suisse Investment Management
                                                                         (Australia); European Chairman of The
                                                                         Monitor Company; Deputy Chairman of
                                                                         Rolls Royce plc
Robert J. Parker...........  Director; Managing Director, Chief         Co-Chairman Credit Suisse First Boston
                              Executive and Chief Investment Officer     Investment Management
                              of CSAM London
William W. Priest, Jr......  Director                                   Chairman-Management Committee, Chief
                                                                         Executive Officer and Executive Director
                                                                         of BEA
Dilip G. Rasgotra..........  Director; Managing Director and Head of
                              Global Fixed Income Investment

           NAME                     CURRENT POSITION WITH CSAM             OTHER CURRENT PRINCIPAL OCCUPATIONS
---------------------------  -----------------------------------------  -----------------------------------------
William P. Sterling........  Director                                   Managing Director and Portfolio Manager
                                                                         of BEA
Timothy T. Taussig.........  Director                                   Executive Director and Member of
                                                                         Management Committee of BEA
Henry Wegmann..............  Director; Managing Director and Head of
                              Swiss Operations
Glenn Wellman..............  Director; Managing Director for Global
                              Equity Portfolio Management

    Mr. William W. Priest, Jr., President of IF, is a Director of CSAM. Mr. Stephen Swift, Chief Investment Officer of IF, is a Managing Director of CSAM.

    Both BEA and CSAM are part of the Credit Suisse Asset Management Business Unit, which is controlled by Credit Suisse First Boston (a Swiss Bank).

DESCRIPTION OF THE CSAM SUB-ADVISORY AGREEMENT

    CSAM is proposed to serve as the Fund's investment sub-adviser pursuant to the CSAM Sub-Advisory Agreement. Under the supervision of the Board of Directors of each of IF and BEA, CSAM will provide a variety of services, including (1) assisting BEA in managing IF's assets in accordance with IF's investment objective and policies, (2) assisting BEA in making investment decisions and exercising voting rights in respect of portfolio securities for IF, (3) placing purchase and sale orders on behalf of IF, (4) providing investment research and supervision of IF's investments and conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of IF's assets and (5) furnishing IF and/or BEA with whatever statistical information as they may reasonably request with respect to the securities that IF may hold or contemplate purchasing.

    Upon approval of the CSAM Sub-Advisory Agreement by the shareholders of IF, CSAM will be paid by BEA a quarterly fee of $18,750. The Fund will not pay any portion of such sub-advisory fee. Since January 1, 1997, the date Mr. Swift relocated from BEA to CSAM, CSAM has made his services available to IF at no cost.

    BEA is and will continue to act as the investment adviser of IF. For its services, BEA is paid a quarterly fee computed at an annual rate of 1.0% of the Fund's average weekly net assets from which fee it will provide the compensation to CSAM for sub-advisory services. For the fiscal year ended December 31, 1996, BEA was paid $454,020 by IF for its services.

    The CSAM Sub-Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by IF or BEA in connection with the matters to which the CSAM Sub-Advisory Agreement relates, except liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the CSAM Sub-Advisory Agreement.

DURATION AND TERMINATION; NON-EXCLUSIVE SERVICES

    The CSAM Sub-Advisory Agreement will remain in effect for an initial two-year period unless sooner terminated, and will remain in effect from year to year thereafter if approved annually (1) by the Board of IF or by a majority (as defined in the 1940 Act) of IF's outstanding voting securities and (2) by a majority of the directors who are not parties to the CSAM Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The CSAM Sub-Advisory Agreement will automatically terminate on its assignment (as defined in the 1940
Act) and is terminable, without penalty, on 60 days' written notice by either BEA or the Board of IF or by the vote of the holders of a majority (as defined in the 1940 Act) of the Shares or upon 90 days' written notice by CSAM.

    The services of CSAM are not deemed to be exclusive and nothing in the CSAM Sub-Advisory Agreement prevents CSAM from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of IF) or from engaging in other activities.

EXPENSES

    CSAM is obligated to pay expenses associated with providing the services contemplated by the CSAM Sub-Advisory Agreement, including compensation of and office space for its respective officers and employees connected with investment and economic research, trading and investment management and administration of IF.

VOTE REQUIRED

    Proposal 3 requires for approval the affirmative vote of a majority of the applicable Fund's outstanding shares, as defined in the 1940 Act. A "majority of the Fund's outstanding shares" means the lesser of (a) 67% or more of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(b) more than 50% of the Fund's outstanding shares. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining the requisite approval under Proposal 3.

THE BOARD OF DIRECTORS OF IF, INCLUDING ALL "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE CSAM SUB-ADVISORY AGREEMENT.

             PROPOSAL 4: (FOR SHAREHOLDERS OF CH, LAQ AND LAM ONLY)
        APPROVAL OR DISAPPROVAL OF MODIFICATION TO THE FUNDS' INVESTMENT
           RESTRICTIONS CONCERNING THE ISSUANCE OF SENIOR SECURITIES

    The fourth proposal to be submitted at the Meeting will be the approval or disapproval of a proposed change to the investment restrictions of each of CH, LAQ and LAM regarding the issuance of senior securities. The current investment restrictions of each of LAQ and LAM state as follows:

        "Under its fundamental restrictions, the Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a lender (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, (iii) to refinance repurchases of its Shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), (iv) to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), or (v) to pay Fund expenses outside of Latin America, and not for the purpose of leveraging. In no event shall borrowings by the Fund exceed 33 1/3% of the Fund's total assets (not including the amount borrowed). Additional investments will not be made when borrowings exceed 5% of the Fund's total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security."

    With the exception of the substitution of the word "Chile" for "Latin America" in item (v) of the foregoing restrictions, the current investment restrictions of CH are identical to those of LAQ and LAM. This provision may prohibit CH, LAQ and LAM from issuing any senior securities under circumstances where such issuance is permitted under the 1940 Act.

    The Board of Directors of each of CH, LAQ and LAM voted at a meeting held on February 11, 1997 to replace that portion of this investment restriction dealing with senior securities, subject to approval by the respective shareholders of CH, LAQ and LAM, with the following investment restriction governing the issuance of senior securities:

    "The Fund may not issue senior securities, except as permitted under the
    Investment Company Act of 1940... ."

    In voting in favor of relaxing the Fund's investment restrictions, each Board considered, among other things, the economic benefits that may be derived from having the investment flexibility to issue senior securities in appropriate circumstances in a manner that is permitted under the 1940 Act, but precluded by the current investment restriction as written.

    Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's common shareholders. The 1940 Act generally prohibits closed-end investment companies from issuing senior securities unless certain asset coverage and other requirements are satisfied; in addition, investment companies are permitted to engage in certain types of transactions that might otherwise be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security," and arguably would be prohibited under the current investment restrictions of CH, LAQ and LAM. Under the 1940 Act, however, a fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. If this proposal is approved, CH, LAQ and LAM may, from time to time, utilize transactions that may be considered "senior securities" but only in accordance with applicable regulatory requirements under the 1940 Act.

    In addition, the Board of Directors of each of CH, LAQ and LAM may in the future wish to consider the issuance of preferred stock or debt in a manner that would comply with the 1940 Act requirements but that would be precluded by each Fund's current investment restriction, although no such issuance is currently being considered. The terms of such securities cannot be stated or estimated because no offering thereof is contemplated in the proximate future. The terms of the securities that may be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters, will be determined by the respective Boards.

    A leveraged capital structure creates certain special risks not associated with unleveraged funds having similar investment objectives and policies. If CH, LAQ or LAM were to issue preferred stock or debt and incur an obligation to pay dividends or interest, any investment income or gains earned from the capital contributed by the purchases of the senior securities which is in excess of the interest or dividends due thereon will cause the net asset value of such Fund's Shares to increase to a greater extent than would otherwise be the case. Conversely, if the investment performance of the capital contributed by the purchasers of the senior securities fails to cover the interest or dividends on such capital, the net asset value of such Fund would decrease to a greater extent than would otherwise be the case, and dividends on the Shares might be reduced or eliminated. A leveraged capital structure may be implemented by any Fund only if the Board of Directors of that Fund determines in light of all relevant circumstances that to do so would be in the best interests of such Fund and its shareholders.

VOTE REQUIRED

    Proposal 4 requires for approval the affirmative vote of a majority of the applicable Fund's outstanding shares, as defined in the 1940 Act. A "majority of the Fund's outstanding shares" means the lesser of (a) 67% or more of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or
(b) more than 50% of the Fund's outstanding shares. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining the requisite approval under Proposal 4.

THE BOARD OF DIRECTORS OF EACH OF CH, LAQ AND LAM, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE MODIFICATION OF SUCH FUND'S INVESTMENT RESTRICTIONS CONCERNING THE ISSUANCE OF SENIOR SECURITIES AS DESCRIBED ABOVE.

             PROPOSAL 5: (FOR SHAREHOLDERS OF CH, LAQ AND LAM ONLY)
               AMENDMENT TO THE FUND'S ARTICLES OF INCORPORATION

    The Articles of Incorporation of each of CH, LAQ and LAM state that "[t]he number of Directors shall in no event be greater than nine (9)." Currently, there are 5, 7 and 8 directors on the Board of Directors of CH, LAQ and LAM, respectively. The proposed amendment would amend the Articles of Incorporation of each Fund to state that "[t]he number of Directors shall in no event be greater than nine (9) or such greater number as may be provided in any Articles Supplementary." The purpose of this amendment is to provide for an adequate number of directors in the event that the Fund issues preferred stock.

    In the event that the amendment to the investment restrictions described in Proposal 4 is approved, the Fund may determine to issue preferred stock. Under
Section 18(a) of the 1940 Act, the holders of preferred stock in a closed-end investment company such as the Fund are entitled to certain rights. Included among these rights is the right of such holders:

    voting as a class, to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors if at any time dividends on the preferred stock shall be unpaid in an amount equal to two full years' dividends on such securities, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

    If preferred stock is issued by the Fund and the Fund fails to pay dividends such that the amount unpaid is equal to two full years' dividends, the current limit of nine directors provided for in the Articles of Incorporation of each Fund may be insufficient, depending upon the number of directors then in office, to permit the preferred stockholders to elect a majority of the Board of Directors as required by the 1940 Act. Under Maryland law, the Board of Directors in connection with the authorization of a series of preferred stock would approve Articles Supplementary which describe the rights, preferences and restrictions of the preferred stock, including any voting rights. The proposed amendment will permit the Board of Directors to include in any Articles Supplementary a provision to implement an increase in the size of the Board of Directors of the Fund to the extent necessary to comply with the requirements of the 1940 Act described above.

    In addition, the Articles of Incorporation of each of LAQ and LAM state that:

    A Director may be removed with or without cause, but only by action of the stockholders taken by the holders of at least seventy-five percent (75%) of the votes entitled to be cast.

The corresponding provision in the Articles of Incorporation of CH is identical, except for the phrase "seventy-five percent (75%)" in which place the Articles of CH state "sixty-six and two-thirds (66 2/3%)".

    The 1940 Act may be read to require that the holders of preferred stock acting alone must have the power to remove any director elected by them. Accordingly, the proposed amendment would amend the Articles of Incorporation of LAQ and LAM by adding the following proviso at the end of the section quoted above:

    ; provided, however, that a Director designated for election by or elected by a class or series of capital stock of the Corporation may be removed with or without cause by and only by action of the stockholders taken by the holders of at least seventy-five percent (75%) of the shares of such class or series entitled to be cast.

The proposed amendment to the Articles of Incorporation of CH is identical except that in lieu of the phrase "seventy-five percent (75%)" the proposed amendment to the Articles of CH states "sixty-six and two-thirds (66 2/3%)".

REQUIRED VOTE

    Proposal 5 requires for approval the affirmative vote of at least 66 2/3% (with respect to CH), a majority (with respect to LAQ) and at least 75% (with respect to LAM) of the votes entitled to be cast. Any abstentions and broker non-votes would have the effect of a "no" vote for purposes of obtaining the requisite approval under Proposal 5.

    THE BOARD OF DIRECTORS OF EACH OF CH, LAQ AND LAM, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.

               OTHER MATTERS WHICH MAY COME BEFORE THE MEETINGS;
                             SHAREHOLDER PROPOSALS

    The Boards are not aware of any other matters that will come before the Meetings. Should any other matter properly come before a Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in any Fund's proxy material relating to its 1998 annual meetings of shareholders, the shareholder proposal must be received by that Fund no later than November 11, 1997. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                             ADDITIONAL INFORMATION
BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of any Fund because they possessed or shared voting or investment power with respect to the Shares of that Fund:

                                                                              NUMBER OF SHARES
                                                                                BENEFICIALLY      PERCENT OF
  FUND     NAME AND ADDRESS                                                         OWNED           SHARES
---------  -----------------------------------------------------------------  -----------------  ------------
IF          *United Nations Joint Staff Pension Fund .......................        400,000             8.7%
                United Nations
                New York, NY 10017
CH          *Franklin Resources Inc. .......................................         711,696            5.1%
                777 Mariners Island Boulevard
                San Mateo, CA 94403
LAM         *Lazard Freres & Co. LLC .......................................         450,332            5.8%
                30 Rockefeller Plaza
                New York, NY 10020
LAQ         *President and Fellows of Harvard College ......................         806,000            9.4%
                c/o Harvard Management Company, Inc.
                600 Atlantic Avenue
                Boston, MA 02210
PGF         *President and Fellows of Harvard College ......................         328,400            6.2%
                c/o Harvard Management Company, Inc.
                600 Atlantic Avenue
                Boston, MA 02210

--------------

 *  As  stated  in  a  Schedule  13G  filed  with  the  Securities  and Exchange
    Commission.

REPORTS TO SHAREHOLDERS

    The Funds send unaudited semi-annual and audited annual reports to their shareholders, including a list of investments held. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT, UPON REQUEST TO THAT FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

EXHIBIT A

                       INVESTMENT SUB-ADVISORY AGREEMENT

Credit Suisse Asset Management Ltd.
Beaufort House
15 St. Botolph Street
London EC3A 7JJ

Dear Sirs:

    The Indonesia Fund, Inc. (the "Company"), a corporation organized under the laws of the state of Maryland, and BEA Associates (the "Adviser"), a general partnership formed under the laws of the state of New York, hereby confirm their agreement with Credit Suisse Asset Management Limited, a corporation organized under the laws of England (the "Sub-Adviser") as follows:

    1. INVESTMENT DESCRIPTION; APPOINTMENT

    The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company. Copies of the Company's Registration Statement and Articles of Incorporation, as amended, have been or will be submitted to the Sub-Adviser. The Company agrees to provide copies of all amendments to the Company's Registration Statement and Articles of Incorporation to the Sub-Adviser on an ongoing basis. The Company and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as investment sub-adviser to the Company. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

    2. SERVICES AS INVESTMENT SUB-ADVISER

    Subject to the supervision and direction of the Board of Directors of the Company and of the Adviser, the Sub-Adviser will (a) act in accordance with the Company's Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended,
(b) assist the Adviser in managing the Company's assets in accordance with its investment objective and policies as stated in the Company's Registration Statement as from time to time in effect, (c) assist the Adviser in making investment decisions and exercise voting rights in respect of portfolio securities for the Company and (d) place purchase and sale orders on behalf of the Company. In providing these services, the Sub-Adviser will provide investment research and supervision of the Company's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Company's assets. In addition, the Sub-Adviser will furnish the Company and/or the Adviser with whatever statistical information the Company and/or the Adviser may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

    3. BROKERAGE

    In executing transactions for the Company and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Company transaction, the Sub-Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Sub-Adviser or an affiliate exercises investment discretion.

    4. INFORMATION PROVIDED TO THE COMPANY AND THE ADVISER

    The Sub-Adviser will keep the Company and the Adviser informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

    5. STANDARD OF CARE

    The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Adviser in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    6. COMPENSATION

       (a) In consideration of the services rendered pursuant to this Agreement,
           (i) the Sub-Adviser shall not receive any compensation prior to the approval of this Agreement by the shareholders of the Company and (ii) thereafter, the Adviser will at its expense pay the Sub-Adviser after the end of each calendar quarter a flat fee of $18,750 per quarter.

       (b) Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.

    7. EXPENSES

    The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions and stock exchange fees; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the Sub-Adviser or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of custodians, sub-custodians and transfer and dividend disbursing agents; expenses in connection with the Company's Dividend Reinvestment and Cash Purchase Plan; insurance premiums; outside auditing, pricing and legal expenses; cost of maintenance of the Company's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of shareholders' reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

    8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

    The Company understands that the Sub-Adviser now acts, will continue to act or may act in the future as investment adviser or sub-adviser to investment fiduciary and other managed accounts or as investment adviser or sub-adviser to one or more other investment companies, and the Company has no objection to the Sub-Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company. In addition, the Company understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

    9. TERM OF AGREEMENT

    This Agreement shall become effective upon its execution and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940) of the Company's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Directors of the Company or the Adviser or by vote of holders of a majority of the Company's shares, or upon 90 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

    10.ENTIRE AGREEMENT

    This Agreement constitutes the entire agreement between the parties hereto.

    11.GOVERNING LAW

    This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

    If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                          Very truly yours,

                                          THE INDONESIA FUND, INC.

                                   By:  ________________________________________
                                              Name:
                                              Title:

                                          BEA ASSOCIATES

                                   By:  ________________________________________
                                              Name:
                                              Title:

Accepted:
CREDIT SUISSE ASSET MANAGEMENT LIMITED
By:  ________________________________________
    Name:
    Title:

                                                 THE CHILE FUND, INC.

                  --------------------------------------------------------------

                                               THE INDONESIA FUND, INC.

             -------------------------------------------------------------------

                                                  THE LATIN AMERICA
                                                  EQUITY FUND, INC.

                      ----------------------------------------------------------

                                                  THE LATIN AMERICA
                                                INVESTMENT FUND, INC.

                ----------------------------------------------------------------

                                               THE PORTUGAL FUND, INC.

             -------------------------------------------------------------------

                            THE INDONESIA FUND, INC.

          This Proxy is Solicited on Behalf of the Board of Directors

  P       The undersigned hereby appoints Paul P. Stamler and Michael A.
        Pignataro as Proxies, each with the power to appoint his substitute,
  R and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other
  O matters as may properly come before the meeting or any adjournments thereof, all shares of The Indonesia Fund, Inc. (the "Fund") that
  X the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 22, 1997, and at any adjournments
  Y     thereof.

                                                                -------------
                CONTINUED AND TO BE SIGNED ON REVERSE SIDE      /SEE REVERSE/
                                                                /   SIDE    /
                                                                -------------

  -----
  /   /  Please mark
  / X /  votes as in
  /   /  this example.
  -----

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" Proposals 1, 2 and 3.

The Board of Directors recommends a vote "FOR" the nominees in Proposal 1 and "FOR" Proposals 2 and 3.

1. ELECTION OF THE FOLLOWING NOMINEES AS         2. TO RATIFY THE SELECTION OF        FOR     AGAINST   ABSTAIN
   DIRECTORS.                                       COOPERS & LYBRAND L.L.P. AS     -------   -------   -------
   C. Oscar Morong, Jr. (three-year term)           INDEPENDENT PUBLIC ACCOUNTANTS  /     /   /     /   /     /
   William W. Priest, Jr. (three-year term)         OF THE FUND FOR THE FISCAL      /     /   /     /   /     /
                                                    YEAR ENDING DECEMBER 31, 1997.  -------   -------   -------

                                                 3. TO APPROVE A SUB-ADVISORY        FOR     AGAINST   ABSTAIN
            FOR         WITHHELD                    AGREEMENT WITH CREDIT SUISSE    -------   -------   -------
          -------       -------                     ASSET MANAGEMENT LIMITED.       /     /   /     /   /     /
          /     /       /     /                                                     /     /   /     /   /     /
          /     /       /     /                                                     -------   -------   -------
          -------       -------

   ------
   /    /
   /    /
   --------------------------------------------
      For all nominees except as noted above


                                                        MARK HERE    ------
                                                       FOR ADDRESS   /    /
                                                        CHANGE AND   /    /
                                                       NOTE AT LEFT  ------


                          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:_______________ Date:______   Signature:_______________ Date:______